Loss per Share	12 Months Ended
Mar. 31, 2020
Earnings Per Share [Abstract]
Loss per Share
14.	LOSS PER SHARE
The following is a reconciliation between the weighted average common shares outstanding used in the calculation of basic and diluted loss per share:

	Year ended March 31,
	2020	2019	2018
	(thousands)
Weighted average common shares outstanding—basic	50,494	49,698	49,442
Net effect of dilutive stock options and non-vested stock (1)	—	—	—

Weighted average common shares outstanding—diluted	50,494	49,698	49,442

(1)
For the fiscal years ended March 31, 2020, 2019, and 2018, the shares that could potentially dilute earnings per share in the future but were not included in diluted weighted average common shares outstanding because to do so would have been anti-dilutive were immaterial.